SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934, as amended

Filed by the registrant  [x]

Filed by a party other than the registrant [  ]

Check the appropriate box:

[X]      Preliminary Proxy Statement
[   ]     Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[   ]     Definitive Proxy Statement
[   ]     Definitive Additional Materials
[   ]     Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

GLADSTONE ENERGY, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (check the appropriate box):

[X]      No fee required.

[   ]      Fee computed on table below per Exchange Act Rules 14a-6(I)(1) and 0-11.

(1)   Title of each class of securities to which transaction applies:

(2)   Aggregate number of securities to which transaction applies:

(3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the fling fee is calculated and state how it was determined):

(4)   Proposed maximum aggregate value of transaction:

(5)   Total fee paid:

[   ]   Fee paid previously with preliminary materials.

[   ]   Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)   Amount Previously Paid:

(2)   Form, Schedule or Registration Statement No.:

(3)   Filing Party:

(4)   Date Filed:

GLADSTONE ENERGY, INC.
3500 Oak Lawn Avenue, Suite 590, LB 49
Dallas, Texas 75219

IMPORTANT ANNUAL MEETING
JUNE 15, 2001

Dear Fellow Stockholder:

     You are cordially invited to attend the 2001 Annual Meeting of Stockholders of Gladstone Energy, Inc. (the "Company") to be held at the 3500 Oak Lawn Avenue, Suite 590, LB 49, Dallas, TX 75219, on June 15, 2001, at 10:00 a.m., local time.  At the Annual Meeting, you will be asked to vote for the election of directors to the Company's board of directors and to approve one proposal. You will be asked to consider and approve a Plan of Complete Liquidation, Dissolution and Termination of Existence of the Company (the "Plan of Liquidation" or the "Plan").

     The principal purpose of the Plan of Liquidation is to maximize stockholder value by distributing the net proceeds of the liquidation to holders of our common stock. The Plan of Liquidation contemplates the following agreements and steps:

       *        collecting any remaining receivables, debts and claims

       *        paying (or providing for) our liabilities and expenses, including establishing a reserve to fund contingent liabilities in an amount to be determined as information concerning such contingencies becomes available;

       *        distributing the net proceeds of the liquidation of our remaining assets and the net proceeds from the prior sales of our assets to holders of our common stock; and

       *        dissolving the Company in accordance with the Plan of Liquidation, a copy of which is attached as Appendix A to the Proxy Statement, which provides that the board of directors may terminate the Plan of Liquidations for any reason.

     Once a quorum is present or represented by proxy at the Annual Meeting, the affirmative vote of at least a majority of the outstanding shares of our common stock is required to approve the Plan:

     YOUR BOARD OF DIRECTORS, AFTER CAREFULLY REVIEWING THE COMPANY'S STRATEGIC ALTERNATIVES AND THE TERMS AND CONDITIONS OF THE PLAN OF LIQUIDATION, HAS DETERMINED THAT THE DISSOLUTION OF THE COMPANY AND THE PLAN OF LIQUIDATION ARE ADVISABLE AND IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS, HAS APPROVED THE DISSOLUTION OF THE COMPANY AND THE PLAN OF LIQUIDATION, AND RECOMMENDS THAT YOU VOTE "FOR" THE PLAN OF LIQUIDATION. YOU SHOULD CAREFULLY READ THE PLAN OF LIQUIDATION, A COPY OF WHICH IS ATTACHED AS APPENDIX A TO THE ACCOMPANYING PROXY STATEMENT.

     At the Annual Meeting, you will also be asked to transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof. It is not anticipated that any other matter will be brought before the Annual Meeting. If other matters are properly presented, however, proxies will be voted in accordance with the discretion of the proxy holders.

     PLEASE GIVE ALL OF THIS INFORMATION YOUR CAREFUL ATTENTION. YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE REQUESTED TO PROMPTLY SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED OR AUTHORIZE A PROXY BY TELEPHONE OR OVER THE INTERNET TO VOTE YOUR SHARES IN ACCORDANCE WITH THE INSTRUCTIONS PROVIDED ON YOUR PROXY CARD OR VOTING INSTRUCTION FORM. RETURNING A SIGNED PROXY CARD OR AUTHORIZING A PROXY BY TELEPHONE OR OVER THE INTERNET TO VOTE YOUR SHARES WILL NOT PREVENT YOU FROM VOTING YOUR SHARES IN PERSON IF YOU SUBSEQUENTLY CHOOSE TO ATTEND THE ANNUAL MEETING, BUT YOUR PRESENCE (WITHOUT FURTHER ACTION) AT THE ANNUAL MEETING WILL NOT CONSTITUTE REVOCATION OF A PREVIOUSLY DELIVERED PROXY.

     On behalf of your Board of Directors, thank you for your continued support.

                                                                       Sincerely,

                                                                       J. M. Hill
                                                                       President & Chief Executive Officer

GLADSTONE ENERGY, INC.
3500 Oak Lawn Avenue, Suite 590, LB 49
Dallas, Texas 75219

------------------------

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held June 15, 2001

------------------------

        To the stockholders of Gladstone Energy, Inc.:

        An Annual Meeting of Stockholders (the "annual meeting") of Gladstone Energy, Inc. (the "Company") will be held at 3500 Oak Lawn Avenue, Suite 590, Dallas, Texas 75219 at 10:00 a.m., local time, on June 15, 2001, for the following purposes:

         (1)  To elect five (5) directors;

         (2)  To approve the Plan of Complete Liquidation, Dissolution and Termination of Existence of the Company, substantially in the form of Exhibit A attached to the accompanying Proxy Statement; and

         (3)  To transact such other business as may properly come before the meeting

        The board of directors has fixed the close of business on May 1, 2001, as the record date for the determination of stockholders entitled to vote at the annual meeting.

        If you would like to attend the annual meeting and your shares are held by a broker, bank or other nominee, you must bring to the annual meeting a recent brokerage statement or letter from the nominee confirming your beneficial ownership of the shares of common stock. You must also bring a form of personal identification.

      This notice of annual meeting, proxy statement, proxy and our 2000 Annual Report to Stockholders are being distributed on or about May ___, 2001.

        It will be helpful to us if you read the proxy statement and voting instructions on the proxy card, and then vote by promptly marking, signing, dating and returning the accompanying proxy in the enclosed, self-addressed, stamped envelope so that the necessary quorum may be represented at the annual meeting.

        By Order of the Board of Directors,

        Sheila Irons
        Secretary
        Dallas, Texas
        May ___, 2001

TABLE OF CONTENTS

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

ANNUAL MEETING OF STOCKHOLDERS

Purpose
Record
Solicitation and Voting
Stockholders are urged to send in their proxies without delay
Revocability of Proxies
Security Ownership of Certain Beneficial Owners and Management

ITEM 1. ELECTION OF DIRECTORS

Directors
Meetings of the Board of Directors
Directors Compensation
Certain Relationships and Related Transactions
Executive Compensation
Option/SAR Grants in Last Fiscal Year
Aggregated Option/SAR Exercises in Last Fiscal Year and Fiscal Year End Option/SAR Values
Long-term Incentive Plan Awards in Last Fiscal Year
Employment Contracts and Termination of Employment and Change-in-Control Arrangements
Compliance With Section 16(a) of the Exchange Act of 1934

ITEM 2. THE PROPOSED PLAN OF LIQUIDATION

Overview Of The Company
Overview Of The Plan Of Liquidation
Potential Benefits Of The Plan Of Liquidation
Potential Detriments Of Approving The Plan Of Liquidation
Potential Detriments Of Not Approving The Plan Of Liquidation
Federal Income Tax Consequences Of The Plan Of Liquidation
Indemnification
Deregistration Of Company Common Stock
Appraisal Rights Not Available
No Fairness Opinion
Interested Parties
Our Recommendation

Market for Registrants Common Equity and Related Stockholders matters

Market for Common Stock
Dividends
Holders of Record

Incorporation of Certain Information by Reference

Stockholder Proposals

Other Matters

Copies of the Annual Report on Form 10-K Filed with the
Securities and Exchange Commission

Appendix "A"
Complete Liquidation, Dissolution And Termination Of Existence
Of The Company Of Gladstone Energy, Inc

FORWARD-LOOKING STATEMENTS-CAUTIONARY STATEMENTS

This proxy statement contains certain forward-looking statements and information relating to the Company that are based on the beliefs of the Company's management as well as assumptions made by and information currently available to the Company's management. When used in this proxy statement, the words "anticipate," "believe," "estimate," "expect" and "intend" and words or phrases of similar import, as they relate to the Company or Company management, are intended to identify forward-looking statements. Such statements reflect the current view of the Company with respect to future events and are subject to certain risks, uncertainties and assumptions related to certain factors including, without limitation, the inability to precisely ascertain the nature of any contingent liabilities which must be satisfied before the Company can completely dissolve its existence, any indemnification under existing sales documents, as well as uncertainties over what, if any, actions the Company would or could take in the event the proposed Plan of Complete Liquidation, Dissolution and Termination of Existence of the Company is not approved by the Company's shareholders. Based upon changing conditions, should any one or more of these risks or uncertainties materialize, or should any underlying assumptions prove incorrect, actual results may vary materially from those described in this proxy statement as anticipated, believed, estimated, expected or intended. The Company does not intend to update these forward-looking statements.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND THE
AGREEMENT WITH BUYER

        The following questions and answers are intended to address briefly some commonly asked questions regarding the Annual Meeting and the Plan of Complete Liquidation, Dissolution and Termination of Existence of the Company. These questions and answers may not address all questions that may be important to you as on of our stockholders. Please refer to the more detailed information contained elsewhere in this proxy statement and the appendices to this proxy statement.

Q.          When and where is the annual meeting?

A.          The annual meeting will take place on Friday, June 15, 2001, at 10:00 a.m., local time, at 3500 Oak
Lawn, Suite 590, Dallas, Texas 75219.

Q.           Who is soliciting my proxy?

A.           Our board of directors.

Q.           What am I being asked to vote upon?

A.           Our board of directors is asking you to consider and approve a Plan of Complete Liquidation, Dissolution and Termination of Existence of the Company (the "Plan of Liquidation" or the "Plan") and to elect five directors to serve on the Board of Directors.

Q.           How does the board recommend that I vote on the matters proposed?

A.           Our board of directors unanimously recommends that stockholders vote FOR the Plan of Liquidation and FOR the five directors to serve on the Board of Directors as submitted at this year's Annual Meeting.

Q.           What vote of the stockholders will result in the matters being passed?

A.           To approve the Plan of Liquidation, stockholders holding a majority of the outstanding shares entitled to vote must affirmatively vote to approve the Plan.

Q.           Why is the board of directors recommending the approval of the Plan?

A.           Our board of directors believe, after carefully reviewing our strategic alternatives and the terms and conditions of the Plan of Liquidation, that the Plan of Liquidation is advisable and in our best interests and in the best interests of our stockholders.

Q.           Do members of our board of directors or our officers have any special interest in the outcome of the vote?

A.           As described in the proxy statement, the members of our board of directors and our officers do not have any interests in the Plan of Liquidation that are different from or in addition to your interests, which would create possible conflicts of interest.

Q:            What are the tax consequences of the liquidation?

A:           The liquidation will be a taxable transaction to you for United States federal income tax purposes. A brief summary of the material federal income tax consequences to you appears on page 13 of this proxy statement. Tax consequences to stockholders may differ depending on their circumstances. You should consult your tax advisor as to the tax effect of your particular circumstances.

Q.           What constitutes a quorum?

A.           Voting can take place at the annual meeting only if stockholders owning a majority of the voting power of the common stock (a majority of the total number of votes entitled to be cast) are present in person or represented by effective proxies. On the record date, we had 848,782 shares of common stock outstanding. Both abstentions and broker non-votes are counted as present for purposes of establishing the quorum necessary for the meeting to proceed.

Q.           What happens if I do not instruct a broker holding my shares as to how to vote them or I abstain from voting?

A.           If your shares are held by a broker as nominee, your broker will not be able to vote your shares without instructions from you. You should instruct your broker on how to vote your shares, using the instructions which will be provided to you by your broker prior to the annual meeting. If your broker is unable to vote your shares or if you abstain, it will have the effect of voting against adoption of the Plan of Liquidation.

Q.           Can I vote shares at the meeting that are held by a broker as nominee?

A.           If you would like to attend the annual meeting and your shares are held by a broker, bank or other nominee, you must bring to the annual meeting a recent brokerage statement or letter from the nominee confirming your beneficial ownership of the shares of common stock. You must also bring a form of personal identification.

Q.           Who is entitled to vote at the annual meeting?

A.           Holders of record of our common stock as of the close of business on May 1, 2001, are entitled to vote at the annual meeting. Each stockholder has one vote for each share of our common stock owned.

Q.           Do I need to attend the annual meeting in person?

A.           No. It is not necessary for you to attend the annual meeting in order to vote your shares, although you are welcome to attend.

Q.           What do I need to do now?

A.           After you have carefully read this proxy statement, please complete, sign and mail your proxy card in the enclosed return envelope as soon as possible. That way, your shares can be represented at the annual meeting. If your shares are held by a broker as nominee, you should receive a proxy card from your broker. Our stockholders must return their proxy cards before the annual meeting or attend the annual meeting in person in order for their votes to be counted at the annual meeting. Your proxy materials include detailed information on how to vote.

Q.           Can I change my vote after I have mailed my proxy card?

A.           Yes. You can change your vote at any time before your proxy is voted at the annual meeting. You may revoke your proxy by notifying our Secretary in writing or by submitting a new proxy, in each case, dated after the date of the proxy being revoked. In addition, your proxy may be revoked by attending the annual meeting and voting in person. However, simply attending the annual meeting will not revoke your proxy. If you have instructed a broker to vote your shares, you must follow the instructions received from your broker to change your vote.

Q.           Where can I find more information about the Company?

A.           We file periodic reports and other information with the Securities and Exchange Commission. You may read and copy this information at the Commission's public reference facilities. Please call the Commission at 1-800-SEC-0330 for information about these facilities. This information is also available at the Internet site maintained by the Commission at http://www.sec.gov.

Q.           Who can help answer my questions?

A.           If you have questions about the Plan of Liquidation after reading this proxy statement, you should contact Sheila Irons, our Secretary, at (214) 528-9710.

SUMMARY

 SUMMARY TERM SHEET

     The Plan of Liquidation contemplates the following agreements and steps:

     *            collecting any remaining receivables, debts and claims;

     *            paying (or providing for) our liabilities and expenses, including establishing a reserve to fund contingent liabilities in an amount to be determined as information concerning such contingencies becomes available;

     *            distributing the proceeds of the liquidation of our remaining assets and the net proceeds form the prior sales of our assets to holders of our common stock; and

     *            dissolving the Company in accordance with the Plan of Liquidation, attached as APPENDIX A to this proxy statement, which provides that the Board of Directors may terminate the Plan for any reason.

     We have previously sold all or substantially all of our assets through transactions that occurred in 2000, as follows:

     *            On August 31, 2000, we sold, in three simultaneous transactions an aggregate of 30% of our interest in and to the Righthand Creek Field in Allen and Beauregard Parishes, Louisiana (the
                   "Righthand Creek Field") for an aggregate purchase price of $201,000. The three purchasers of the interest were (i) G. R. Partners, Inc., acquiring 8.1632653% of our interest in and to the Righthand Creek Field for a purchase price of $54,693.88; (ii) Bagwell No. 6 Family L.P., acquiring 12.2448980% of our interest in and to the Righthand Creek Field for a purchase price of $82,040.82; and (iii) the Humphrey Children's Trust, acquiring 9.5918367% of our interest in and to the Righthand Creek Field for a purchase price of $64,265.31.

     *            On October 10, 2000, we disposed of 100% of our interest in and to our San Juan County,
                   New Mexico properties to EXCO Resources, Inc., for a purchase price of $267,000.00.

     *            On December 29, 2000, we disposed of the remainder of our 8.575% working interest in and to the Righthand Creek Field to EXCO Resources, Inc. for a cash purchase price of
                   $434,000.00.

SUMMARY

     THIS SUMMARY HIGHLIGHTS SELECTED INFORMATION FROM THIS PROXY STATEMENT. IT MAY NOT CONTAIN ALL OF THE INFORMATION THAT IS IMPORTANT TO YOU. FOR ADDITIONAL INFORMATION CONCERNING THE PLAN OF
LIQUIDATION AND THE PROPOSAL REGARDING THE ELECTION OF DIRECTORS, YOU SHOULD READ THIS ENTIRE PROXY STATEMENT AND THE OTHER DOCUMENTS REFERRED TO IN THIS PROXY STATEMENT. A COPY OF THE PLAN OF LIQUIDATION IS INCLUDED IN THIS PROXY STATEMENT AS APPENDIX A.
FOR ADDITIONAL INFORMATION REGARDING THE COMPANY YOU SHOULD READ THE DOCUMENTS WE HAVE FILED WITH THE SEC LISTED UNDER THE QUESTION "WHERE CAN I FIND MORE INFORMATION ABOUT THE COMPANY" ON PAGE 3.

OVERVIEW OF THE PLAN OF LIQUIDATION

     The Plan of Liquidation contemplates the orderly sale of our assets for cash or such other form of consideration as may be conveniently distributed to our stockholders and the payment of (or provision for)
our liabilities and expenses, as well as the establishment of a reserve to fund our contingent liabilities. Although we have no current plan to sell any of our assets for consideration other than cash, we may determine to sell our assets for transferable securities or other consideration depending on the values to be received in such transactions or in order to avoid adverse tax consequences that may result from the sales of our tax protected assets. The principal purpose of the Plan of Liquidation is to maximize stockholder value by liquidating our assets and distributing the net proceeds of the liquidation to the holders of our common stock. We previously accomplished the sale of substantially all of our properties and assets in 2000.

POTENTIAL BENEFITS OF THE PLAN OF LIQUIDATION

     We believe that implementing the Plan of Liquidation benefits our stockholders in a number of ways, including the following:

        *     We currently expect to make liquidating distributions in an amount between $.90 and $1.05 per share of common stock. No assurances can be made as to the actual amount and timing of distributions.

        *     We expect that any amounts per share to be received by our stockholders will be paid in cash, thereby eliminating any uncertainties in valuing the consideration to be received by our stockholders; and

        *     After an extensive exploration of strategic alternatives to the liquidation, including a company reorganization, a strategic partnership, a merger, or entry into a new industry, we believe that no other alternative considered is reasonably likely to provide equal or greater value to our stockholders than the Plan of Liquidation.

POTENTIAL DETRIMENTS OF APPROVING THE PLAN OF LIQUIDATION

     In making our determination to recommend the Plan of Liquidation, we considered potential negative effects on our stockholders which could result from implementing the Plan of Liquidation, including the fact that our stockholders may, depending on their tax bases in their stock, recognize taxable gains in connection with the completion of the liquidation.

POTENTIAL DETRIMENTS OF NOT APPROVING THE PLAN OF LIQUIDATION

     Substantially all of our assets have been previously sold. If the Plan of Liquidation is not approved by our shareholders, our assets, consisting of cash, would basically lie dormant, drawing only interest and gains on portfolio; while we would have to maintain our status as a reporting company. The legal, accounting and administrative costs in such a situation would slowly diminish our assets.

OUR RECOMMENDATION

     Your Board of Directors believes that the Plan of Liquidation is advisable and in our best interest and in the best interests of our stockholders. Accordingly, the Board of Directors recommends that you vote
FOR the approval of the Plan of Liquidation and FOR the nominees for election to the Board of Directors.

MATTERS TO BE VOTED ON AT THE ANNUAL MEETING

     We cannot implement the Plan of Liquidation without the approval of the holders of a majority of the outstanding shares of our common stock. You are being asked to approve the Plan of Liquidation.

     You are also being asked to elect five persons to serve on the Board of Directors.

THE ANNUAL MEETING

     You are entitled to vote at the Annual Meeting if you owned shares of our common stock of record on May 1, 2001. You will have one vote for each share of common stock that you owned of record on May 1, 2001 for each proposal considered at the Annual Meeting.

         *      Approval of the Plan of Liquidation requires the affirmative vote of at least a majority of the outstanding shares of the common stock.

         *      Election of each director requires the affirmative vote of holders of a plurality of the shares of our common stock.

     At the close of business on May 1, 2001, the record date for determining those stockholders eligible to vote at the Annual Meeting, there were 848,782 shares of common stock outstanding.

ANNUAL MEETING OF STOCKHOLDERS

June 15, 2001

Purpose

       The annual meeting will be held at 10:00 a.m. on June 15, 2001 at 3500 Oak Lawn Avenue, Suite 590, Dallas, Texas 75219. We are holding the meeting:

         *      To elect five individuals to serve as our directors until the next annual meeting of stockholders;

         *      To approve the Plan of Complete Liquidation, Dissolution and Termination of Existence of the Company

                 (the "Plan of Liquidation" or the "Plan") substantially in the form of Exhibit A attached to this Proxy

                 Statement; and

         *      To transact such other business as may properly come before the meeting.

       Our board of directors has nominated the five directors presented in this proxy statement for election and has approved the liquidation and dissolution of the Company and the Plan, and unanimously recommends that you vote "FOR" the election of the five nominees to our board of directors and "FOR" the approval of the Plan of Liquidation.

       This proxy statement, the accompanying proxy card and the Annual Report to stockholders covering our fiscal year ended December 31, 2000, are first being mailed on May 7, 2001, to all of our stockholders.
Although the Annual Report and this proxy statement are being mailed together, the Annual Report does not form any part of this proxy statement.

Record Date and Outstanding Shares

       Our board of directors fixed the close of business on May 1, 2001, as the record date (the "record date") for the annual meeting. Accordingly, only holders of record of our common stock, at $.001 par value per share, at the close of business on the record date will be entitled to vote at the annual meeting, either by proxy or in person. As of the record date, 848,782 shares of our common stock were issued and 848,782 shares were outstanding. Each share of our common stock entitles the stockholder to one vote on each matter to be submitted to stockholders at the annual meeting. There were 512 stockholders of record as of the record date.

Solicitation and Voting

       We will bear the cost of printing and mailing this proxy statement and the proxy, as well as all other costs incurred in connection with the solicitation of proxies from our stockholders on behalf of our board of directors. In addition to the solicitation of proxies by use of the mail, our officers, directors and regular employees may solicit the return of proxies by personal interview, mail, telephone and facsimile. These persons will not be additionally compensated but will be reimbursed for out-of-pocket expenses. We will also request brokerage houses and other custodians, nominees and fiduciaries to forward solicitation material to the beneficial owners of shares. We will reimburse such persons and the transfer agent for their reasonable out-of-pocket expenses in forwarding such materials.

       To the extent necessary in order to ensure sufficient representation at our annual meeting, we may request by telephone or telegram the return of proxy cards. The extent to which this will be necessary depends entirely upon how promptly proxy cards are returned. We will bear all of the cost of the solicitation.

Stockholders are urged to send in their proxies without delay.

       A quorum, consisting of a majority of the issued and outstanding shares of our common stock, must be present in person or by proxy before any action may be taken at the annual meeting. To be elected, a director must receive a plurality of the common stock present and voting in person or by proxy, provided a quorum exists. A plurality means receiving the largest number of votes cast, regardless of whether that is a majority of all votes. Under the applicable provisions of Delaware law, the affirmative vote of the holders of at least the majority of the outstanding shares of our common stock entitled to vote is required to approve and adopt the Plan of Liquidation. All properly executed proxies we receive prior to the annual meeting and not revoked will be voted in accordance with the instructions marked thereon. Unless instructions to the contrary are marked thereon, proxies will be voted "FOR" the election as directors of those persons named below and "FOR" the Plan of Liquidation, and in the discretion of the proxy holders, upon such other business as may properly come before the annual meeting.

       Abstentions and broker "non-votes" will be considered in determining the presence of a quorum at the annual meeting. Votes to withhold authority and broker non-votes will have no effect on the election of directors. The proposal to approve the Plan is required to be approved by the holders of at least a majority of the outstanding shares of common stock; therefore, abstentions and broker "non-votes" will have the same effect as votes against this proposal.
A broker non-vote occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner. As of the record date, our directors and officers in the aggregate beneficially own and are entitled to vote 632,920 shares, or 74.57% of the outstanding common stock. Each of the directors and officers has indicated the intention to vote FOR election of the five nominees to the board of directors and approval of the Plan of Liquidation.

Revocability of Proxies

       We encourage the personal attendance of our shareholders at the annual meeting. An execution of the accompanying proxy will not affect your right to attend the annual meeting and to vote in person.

       Proxies may be revoked if you:

      *      Deliver at any time before the proxy is voted a signed, written revocation letter, to Mrs. Sheila Irons,  Secretary,

             Gladstone Energy, Inc. at our principal executive offices, 3500 Oak Lawn Avenue, Dallas, Texas 75219;

      *      Sign and deliver a proxy, dated later than the proxy you wish to revoke, to our Secretary at the above address; or

      *      Attend the meeting and vote in person. Attending the annual meeting alone will not revoke your proxy. We must receive a revocation letter or a later-dated proxy at or prior to the annual meeting in order to be effective.

Security Ownership of Certain Beneficial Owners and Management

       The following table and notes to the table set forth the information with respect to the shares of common stock beneficially owned as of the record date by  each of our directors and executive officers, all directors and executive officers as a group, and those individuals and entities known by us to own beneficially more than five percent of the our common stock on the record date.

Name and address

    Number of
Shares (1)

    Percent of
Total Shares

--------------------------------

-------------

---------------

 Charles B. Humphrey
     3500 Oak Lawn, Suite 590, LB 49
     Dallas, Texas 75219

229,320

27.02%

 Johnathan M. Hill
     3500 Oak Lawn, Suite 590, LB 49
     Dallas, Texas 75219

229,320

27.02%

 Sheila Irons
     3500 Oak Lawn, Suite 590, LB 49
     Dallas, Texas 75219

64,208

(2)

7.56%

 Wayne Gifford
     4625 Greenville Avenue, Suite 203
Dallas, Texas 75206

36,961

4.32%

 Fred Oliver
     4625 Greenville Avenue, Suite 205
Dallas, Texas 75206

55,036

6.48%

All directors and executive officers as a group (6 individuals, including the executive officers and directors listed above)

632,920

74.57%

 David Tyrrell (3)
     4625 Greenville Avenue, Suite 203
Dallas, Texas 75206

45,864

(3)

5.40%

(1)

Beneficial ownership as reported in the above table has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended. Unless otherwise indicated, each of the persons named has sole voting and investment power with respect to the shares reported.

(2)

 Includes 45,863 shares held by Ms. Irons as trustee of the Humphrey Children's Trust. Ms. Irons disclaims beneficial ownership of the shares.

(3)

Includes 22,932 shares held by Mr. Tyrell as trustee of the Katherine Desporte Tyrrell Trust. Mr. Tyrrell disclaims beneficial ownership of the shares.

       On January 19, 1999, Wayne Gifford, Charles B. Humphrey, Johnathan Hill, Fred Oliver, David Tyrrell (individually and as trustee of the Katherine Desporte Tyrrell Trust), Sheila
Irons (individually, and as trustee of the Humphrey Children's Trust) and Katherine Murphy acquired approximately 74% of our common stock pursuant to two separate purchases as described in our Current Report on Form 8-K dated January 19, 1999 which is incorporated herein by reference, a copy of which will be provided upon request to the Secretary.

ITEM 1. ELECTION OF DIRECTORS

Directors

       Our Bylaws provide that the number of directors shall be determined by resolution of our Board of Directors or by our stockholders at an annual or special meeting called for such purpose. Five directors will be elected at the annual meeting to serve until our next annual meeting of stockholders and until their respective successors are elected and qualified, or until the earliest of their death, resignation or removal.

       The following table sets forth certain information for each nominee for and each continuing member or our board of directors. Each of the nominees for director named in the following table is currently serving as one of our directors and was appointed to the board of directors in March 1999. There is no family relationship between any of our directors or between any director and any of our executive officers.

Name

Age

Position with the Company

Johnathan M. Hill

50

President, Chief Executive Officer and Director

Charles B. Humphrey

45

Director

H. Wayne Gifford

62

Director

Katherine R. Murphy

44

Treasurer, Assistant Secretary and Director

Fred Oliver

75

Director

       Johnathan M. Hill has served as President, Chief Executive Officer and a director of Gladstone since March 1999. Mr. Hill is the
President of Hill & Hill Production Company, an oil and gas production company, the Secretary and Treasurer of Hill Energy Company, an oil and gas investment company, and the Vice President of HPC Operating Company, an oil and gas operating company, all based in Dallas, Texas. He has held all of these positions since 1985.

       Charles B. Humphrey has served as one of our directors since March, 1999. Mr. Humphrey is the President, Treasurer, and sole Director of Humphrey Oil Corporation, an oil and gas exploration company based in Dallas, Texas, and the President and a Director of Lindenshire, Inc., a real estate development company based in Dallas, Texas, positions. He held all of these positions since 1984. Mr. Humphrey also has been engaged in real estate development and investment individually and through numerous other partnerships, joint ventures and corporations.

       H. Wayne Gifford has served as a director of Gladstone since March, 1999. Mr. Gifford is the President and a director of Gifford Operating Company, an oil and gas operating company based in Dallas, Texas, a position he has held since 1987. Mr. Gifford has also been active as an independent geological consultant since 1980.

       Katherine R. Murphy has served as Treasurer, Assistant Secretary and a director of Gladstone since March, 1999. Ms. Murphy is the Vice President and Assistant Secretary of
Humphrey Oil Corporation, positions she has held since 1989.

       Fred Oliver has served as a director of Gladstone since March, 1999. Mr. Oliver is the President of Petroleum Ventures of Texas, Inc., an oil and gas investment company based in Dallas, Texas, a position he has held since 1975. Mr. Oliver also has been engaged in geological and engineering consulting since 1953.

       Unless otherwise indicated on any duly executed and dated proxy, the proxies will be voted "FOR" the election of the nominees listed in the table above for the term specified. We do not anticipate that any of the above-named nominees will refuse or be unable to accept or serve as a member of our board of directors for the term specified. However, if any nominee is unable or unwilling to serve as a director, the proxies will vote for the election of such other person(s) as may be nominated by management, unless you indicate to vote otherwise. Assuming the receipt by each nominee of the affirmative vote of at least a plurality of the shares of common stock present or represented at the annual meeting, the five nominees receiving the greatest number of votes will be elected as directors.

       Our board of directors recommends that the stockholders vote "FOR" each of the five nominees named above.

Meetings of the Board of Directors

       The board of directors held 1 meeting during the fiscal year ended December 31, 2000. Each director attended at least 75% of the total number of meetings of the board of directors held during the fiscal year ended December 31, 2000. The board of directors did not have an audit, compensation, executive or other committee during the fiscal year ended December 31, 2000.

Directors Compensation

       Each director receives a fee of $250 for each regular directors' meeting attended.

Certain Relationships and Related Transactions

        In 2000, we reimbursed Humphrey Oil Corporation $18,056 for rent and administrative expenses incurred for Company business. One of our directors, Charles B. Humphrey, is a majority owner of Humphrey Oil Corporation. On August 31, 2000, we sold 9.5918367% of our interest in and to the Righthand Creek Field to the Humphrey Children's Trust for a purchase price of $64,265.31. The beneficiaries of Humphrey Children's Trust are children of Charles B. Humphrey.

Executive Officers

       Our executive officers are Johnathan Hill, President; Sheila Irons, Vice President and Secretary; and Katherine R. Murphy, Treasurer and Assistant Secretary. Biographical information about Mr. Hill and Ms.
Murphy is set forth on pages 11 and 12. Ms. Irons, 59, has served as our Secretary since March, 1999. Ms. Irons is also the Vice President of Humphrey Oil Corporation, a position she has held since 1989.

Executive Compensation

       Neither our chief executive officer or any other of our executive officers received any salary or bonus during the fiscal year ended December 31, 2000. During fiscal years ended December 31, 1998 and 1997, we provided Mr. Edward Brooks, our former president and chief executive officer, a vehicle for company business and reimbursed Mr. Brooks for expenses incurred in the operation of the vehicle. The depreciation expense for 1998 for the vehicle was $2,664, and the amount of the reimbursed expenses for 1998 was $1,159.

Option/SAR Grants in Last Fiscal Year

       No stock options or stock appreciation rights were granted to any of our executive officers during fiscal year 2000.

Aggregated Option/SAR Exercises in Last Fiscal Year and Fiscal Year End Option/SAR Values

       No stock options or stock appreciation rights were exercised by any of our executive officers in fiscal year 2000, and no stock options or stock appreciation rights were outstanding at the end of fiscal year 2000.

Long-term Incentive Plan Awards in Last Fiscal Year

       We did not have any long-term incentive plans in effect during fiscal year 2000.

Employment Contracts and Termination of Employment and Change-in-Control Arrangements

       We do not have any employment agreements with any of our officers.

Compliance With Section 16(a) of the Exchange Act of 1934

       Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors, executive officers and beneficial owners of more than 10% of our common stock to file with the Securities and
Exchange Commission ("SEC") initial reports of ownership and reports of changes in ownership of our common stock and any other of our equity securities. Officers, directors and greater than 10% stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) reports they file. We have reviewed the reports from officers and directors. Based on this review, we believe that all filing requirements during 2000 were met.

ITEM 2. THE PROPOSED PLAN OF LIQUIDATION

       The following is a summary description of the material aspects of the Plan. This description does not purport to be complete and is qualified in its entirety by reference to the appendices attached to this proxy statement, including the Plan of Liquidation, which is attached as Appendix A to this proxy statement. While we believe that the description covers the material terms of the Plan, the summary provided in this proxy statement may not contain all of the information that is important to you. Therefore, we urge you to read the appendices in its entirety.

OVERVIEW OF THE COMPANY

    We are Gladstone Energy, Inc., a Delaware corporation (the "Company"), and we have been principally engaged in the acquisition of, exploration for and production of oil and natural gas. Our acquisition, exploration, development and production activities have been conducted primarily in Louisiana, Texas and New Mexico. We do not refine or process the oil and natural gas that we produce. We sell the oil we produce under short-term contracts at market prices in the areas in which the producing properties are located, generally at F.O.B. field prices posted by the principal purchaser of oil in such areas. We contract with other parties to act as contract operator of the oil and gas properties in which we have an interest. The contract operator supervises production, maintains production records, employs field personnel and performs the functions required in the production and administration of the property.

    In the past, we expected to hold most of our producing properties until the economically recoverable reserves attributable to such properties were depleted. However, during the course of normal business, we disposed of marginal producing properties and undeveloped acreage whenever we believed that such sale was in our best interests.

OVERVIEW OF THE PLAN OF LIQUIDATION

    The Company previously disposed of all or substantially all of its assets for cash and deposited the proceeds, after paying transaction expenses, into its account. A portion of the net proceeds was used to purchase short term marketable securities. The Plan of Liquidation would effect the orderly sale of any of our remaining assets for cash , the liquidation of our short term marketable securities and the collection of any remaining receivables, debts and claims of the
Company. The Plan of Liquidation would effect the payment of (or provision for) our liabilities and expenses, as well as provide, if necessary, for the establishment of a reserve to fund our contingent liabilities. The principal purpose of the Plan of
Liquidation is to maximize stockholder value by liquidating our assets and distributing the net proceeds of the liquidation of our remaining assets and the net proceeds from the sale of all or substantially all our assets in 2000 to the holders of our common stock. We expect to make liquidating distributions in an amount between $.90 and $1.05 per share of common stock. No assurances can be made as to the actual amount and timing of distributions.

    Management derived the expected distribution amounts by estimating the following amounts we expect to receive and pay through the date of dissolution:

Estimated cash available for distribution

$ 900,000

Estimated cost from outside parties to accomplish Plan of Liquidation

20,000

Estimated cost for administration to accomplish Plan of Liquidation

15,000

Estimated Federal Income Taxes

30,000

Estimated Texas Franchise Taxes

1,500

Estimated Delaware costs to accomplish Plan of Liquidation

3,500

Total estimated cost to accomplish Plan of Liquidation

70,000

Estimated cash available for liquidating distribution

$ 830,000

Total number of outstanding shares

848,782

Estimated liquidating distribution per share

$ .97

    These estimates were based on information gathered by management from time to time and were prepared solely for internal planning purposes.

POTENTIAL BENEFITS OF THE PLAN OF LIQUIDATION

    We believe that implementing the Plan of Liquidation benefits our stockholders in a number of ways, including the following:

        *      We currently expect to make liquidating distributions in an amount between $.90 and $1.05 per share of common stock. No assurances can be made as to the actual amount and timing of distributions.

        *      We expect that any amounts per share to be received by the stockholders will be paid in cash, thereby eliminating any uncertainties in valuing the consideration to be received by our stockholders; and

        *      After an extensive exploration of strategic alternatives to the liquidation, including a company reorganization, a strategic partnership, a merger, or entry into a new industry, we believe that no other alternative considered is reasonably likely to timely provide equal or greater value to our stockholders than the Plan of Liquidation.

POTENTIAL DETRIMENTS OF APPROVING THE PLAN OF LIQUIDATION

    In making our determination to recommend the Plan of Liquidation, we considered potential negative effects on our stockholders which could result from implementing the Plan of Liquidation, including the fact that our stockholders may, depending on their tax bases in their stock, recognize taxable gains in connection with the completion of the liquidation.

POTENTIAL DETRIMENTS OF NOT APPROVING THE PLAN OF LIQUIDATION

    Substantially all of our assets have been previously sold. If the Plan of Liquidation is not approved by our shareholders, our assets, consisting primarily in cash, would basically lie dormant, drawing only interest and gains of portfolio; while we would have to maintain our status as a reporting company. The legal, accounting and administrative costs in such a situation would slowly diminish our assets.

FEDERAL INCOME TAX CONSEQUENCES OF THE PLAN OF LIQUIDATION

    The following discussion summarizes certain material U.S. federal income tax considerations that may be relevant to you as a result of the liquidation and dissolution of the Company. This discussion is based upon interpretations of the Internal Revenue Code, Treasury regulations promulgated under the Internal Revenue Code, judicial decisions, and administrative rulings as of the date of this proxy statement, all of which are subject to change or differing interpretations, including changes and interpretations with retroactive effect. In addition, we have not requested and do not plan to request any rulings from the Internal Revenue Service with respect to the tax consequences of the plan of liquidation.
Accordingly, no assurance can be given that the statements set forth in this discussion, which do not bind the Internal Revenue Service or the courts, will not be challenged by the Internal Revenue Service or sustained by the courts if challenged. The discussion below does not address all U.S. federal income tax consequences or any state, local or foreign tax consequences of the Company's liquidation. Your tax treatment may vary depending upon your particular situation. Also, stockholders subject to special treatment, including dealers in securities or foreign currency, tax-exempt entities, banks, thrifts, insurance companies, persons that hold our capital stock as part of a "straddle", a "hedge", a "constructive sale" or "constructive ownership" transaction or a "conversion transaction", persons that have a "functional currency" other than the U.S. dollar, pass-through entities and investors in pass-through entities, may be subject to special rules not discussed below. This discussion also does not address the U.S. federal income tax consequences of the liquidation and dissolution of the Company to holders of our capital stock that do not hold that stock as a capital asset within the meaning of Section 1221 of the Internal
Revenue Code.

    Distributions in the liquidation should first reduce the basis of your shares of our capital stock, with any excess constituting a capital gain if you hold the shares as a capital asset. If the sum of all liquidating distributions is less than your basis in your shares, the difference will constitute a capital loss which is recognized at the time you receive your final liquidating distribution. Such capital gain or loss will be long or short term, depending on whether such shares have been held for more than one year.

INDEMNIFICATION

    The Plan of Liquidation provides for indemnification to the directors, officers and employees against all liabilities and expenses in connection with the liquidation or any other affairs of the Company, and provides that the Board of Directors, may in its sole discretion, indemnify agents, trustees, escrow agents and other advisors of the Company against all liabilities and expenses in connection with the liquidation or any other affairs of the Company. In the event that the Company's assets are insufficient to satisfy its indemnification obligation hereunder, the Stockholders shall indemnify the person entitled to indemnification hereunder to the extent allowable by law and to the extent any distributions received by such Stockholders exceed the amount which properly could have been distributed.

DEREGISTRATION OF COMPANY COMMON STOCK

    If the Plan of Liquidation is approved, the Company's common stock will be deregistered under the Securities Exchange Act of 1934, as amended.

APPRAISAL RIGHTS NOT AVAILABLE

    We were organized under the corporate laws of the State of Delaware. Delaware law does not provide for appraisal or other similar rights for dissenting stockholders in connection with the liquidation and dissolution.
Accordingly, our stockholders will have no right to dissent and obtain payment for their shares.

NO FAIRNESS OPINION

    Our board of directors chose not to obtain a "fairness" opinion from an investment banking firm in making its recommendations "for" the approval of the Plan of Liquidation.

INTERESTED PARTIES

    None of our directors or executive officers has any interest, direct or indirect, in the Plan of Liquidation other than any interest arising from the ownership of shares of our common stock. The Company will reimburse
Humphrey Oil Corporation, of which Charles B. Humphrey is President and the major stockholder, for certain expenses or costs incurred in connection with the Plan of Liquidation.

OUR RECOMMENDATION

    Your Board of Directors believes that the Plan of Liquidation is advisable and in our best interests and in the best interests of our stockholders. Accordingly, our board of directors recommends that you vote FOR the approval of the Plan of Liquidation and FOR the nominees for election to the board of directors.

Market for Registrants Common Equity

and Related Stockholders matters

Market for Common Stock

    Currently there is no public market for our common stock.

Dividends

    We have never declared or paid any cash dividends on the common stock and do not presently intend to pay cash dividends on the common stock in the foreseeable future.

Holders of Record

    There were 512 shareholders of record at May 1, 2001, and approximately 64 beneficial stockholders.

Incorporation of Certain Information by Referenc
e

    The information in the Annual Report on Form 10-K for the fiscal year ended December 31, 1999, that we filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, is incorporated by reference in this proxy statement.

Stockholder Proposals

    If the Plan of Liquidation is approved, it is not foreseen that there would be a 2002 Annual Meeting. However, should the Plan not be approved, or the need arise for a 2002 Annual Meeting, any stockholder who wishes to submit a proposal for inclusion in our proxy material and for presentation at our 2002 Annual Meeting of Shareholders must forward such proposal to our Secretary at the address indicated on the first page of this proxy statement, so that the Secretary receives it no later than March 1, 2002.

Other Matters

    In accordance with past practices, we do not recommend an independent public accountant for ratification by our stockholders. Our independent public accountant for fiscal year 2000 was Harold L. Ratcliff, and he is expected to continue to serve as our independent public accountant for fiscal year 2001. We do not expect Mr. Ratcliff to attend the annual meeting.

    Our board of directors is not aware of any other matters that are to be presented for action at the annual meeting. However, if any other matters properly come before the annual meeting or any adjournment(s) thereof, it is intended that the enclosed proxy will be voted in accordance with the judgment of the persons voting the proxy.

    By Order of the Board of Directors,

    Sheila Irons

    Secretary

                                , 2001

Copies of the Annual Report on Form 10-K

Filed with the Securities and Exchange Commission

    We without charge will provide to each stockholder, upon written request and without a charge, a copy of our Annual Report on Form 10-K, but without exhibits, required to be filed with the
Securities and Exchange Commission for the fiscal year ended December 31, 2000. Written requests for such Form 10-K should be directed to Mrs. Sheila Irons, Secretary, Gladstone Energy, Inc., 3500 Oak Lawn Avenue, Suite 590, Dallas, Texas 75219.

    By Order of the Board of Directors,

    Sheila Irons,

    Secretary

    Dallas, Texas

                            , 2001

    It is important to us that you return your proxy promptly. If you do not expect to attend the annual meeting and wish your stock to be voted, then you shall date, sign and return the accompanying proxy in the enclosed self-addressed envelope. No postage is required if mailed in the United States.

GLADSTONE ENERGY, INC.

ANNUAL MEETING OF STOCKHOLDERS

JUNE 15, 2001

This proxy is solicited on behalf of the Board of Directors

        The undersigned hereby appoints Johnathan M. Hill and Katherine R. Murphy, and each or any of them, as proxies of the undersigned, with full power of substitution, and hereby authorizes each of them to represent and vote, as designated below, all of the shares of common stock of Gladstone Energy, Inc. (the "Company") held of record by the undersigned on May 1, 2001, at the annual meeting of stockholders of the Company to be held on June
15, 2001, and at any adjournments thereof.

1.     Proposal to elect as directors of the Company the following persons, to hold office for the term indicated or until their respective successors have been duly elected and have qualified.

[   ]   FOR all nominees named below
   [   ]  WITHHOLD AUTHORITY to vote for

        (except as marked to the contrary)
                               all nominees named below

Nominees:   Charles B. Humphrey, Johnathan M. Hill, Fred Oliver, H. Wayne Gifford, Katherine R. Murphy

(INSTRUCTION: to withhold authority to vote for any individual nominee,

write the nominee's name on the line below.)

_______________________________________________________________________

2.     Proposal to approve the Plan of Complete Liquidation, Dissolution and Termination of Existence of the Company.

                      [   ]  FOR
                         [   ]  AGAINST
                      [   ]  ABSTAIN

3.     In their discretion, to vote upon such other business as may properly come before the meeting or any adjournments thereof.

        Please sign this proxy as your name appears thereon. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized person. If a partnership, please sign in partnership name by authorized person.

        This proxy will be voted as specified. If no specific direction is made, this proxy will be voted "for" the election of nominees under proposal
1 and, "for" the Plan of Liquidation under proposal 2 set forth in this proxy and, in the discretion of the proxy holders, on all other matters that may properly come before the annual meeting. Please mark, sign, date and return this proxy promptly using the enclosed envelope.

Dated:
                                  , 2001.

                           Signature of Stockholder

                        Signature (if held jointly)

APPENDIX "A"

COMPLETE LIQUIDATION, DISSOLUTION AND

TERMINATION OF EXISTENCE OF THE COMPANY

OF

GLADSTONE ENERGY, INC.

          This Plan of Complete Liquidation and Distribution (the "Plan") is intended to accomplish the complete liquidation of GLADSTONE ENERGY, INC., a Delaware corporation (the "Company"), in accordance with the General Corporation Law of the State of Delaware and Section 331 of the Internal Revenue Code of 1986, as amended (the "Code"), and the distribution of any remaining assets of the Company to its stockholders, as follows:

          1.   The date of adoption of this Plan (the "Adoption Date") shall be the date the stockholders (the "Stockholders") of the Company adopt resolutions approving the dissolution and liquidation of the Company and authorizing such dissolution and liquidation to proceed pursuant to this Plan.

          2.   This Plan is intended to be a plan of complete liquidation and dissolution, and is intended to effect a dissolution of the Company pursuant to the General Corporation Law of the State of Delaware (the "DGCL"). Subject to any rights of third parties, this Plan may be amended; however, no such amendment shall postpone the effectiveness of the Plan beyond the period contemplated herein or as required by the DGCL.

          3.   After the Adoption Date, the Company shall not engage in any business activities except to the extent necessary to preserve the value of its assets, wind up its business and affairs, and distribute its assets in accordance with this Plan. No later than thirty (30) days following the Adoption Date, the Company shall file Form 966 with the Internal Revenue Service.

          4.   From and after the Adoption Date, the Company shall complete the following corporate actions:

           (a)   The Company previously disposed of all or substantially all of its assets, and it now holds cash. The Plan of Liquidation would effect the collection of any remaining receivables, debts and claims of the Company.

           (b)   The Company (i) shall pay or make reasonable provision to pay all claims and obligations, including all contingent, conditional or unmatured contractual claims known to the
Company, (ii) shall make such provision as will be reasonably likely to be sufficient to provide compensation for any claim against the Company which is the subject of a pending action, suit or proceeding to which the Company is a party and (iii) shall make such provision as will be reasonably likely to be sufficient to provide compensation for claims that have not been made known to the Company or that have not arisen but that, based on facts known to the Company, are likely to arise or to become known to the Company within ten (10) years after the date of dissolution. Such claims shall be paid in full and any such provision for payment made shall be made in full if there are sufficient assets. If there are insufficient assets, such claims and obligations shall be paid or provided for according to their priority and, among claims of equal priority, ratably to the extent of assets legally available therefor. The Board of Directors, to the extent deemed necessary, appropriate or desirable in its sole and absolute discretion, may establish and set aside a reasonable amount (the "Contingency Reserve") to satisfy claims against the Company, including, without limitation, tax obligations, and all expenses of the sale of the Company's property and assets, of the collection and defense of the Company's property and assets, and of the liquidation and dissolution provided for in this Plan. The Contingency Reserve shall consist solely of cash or cash equivalents.

           (c)   The Company shall distribute pro rata to the Stockholders, all available cash including the cash proceeds of any sale, exchange or disposition of our remaining assets and from our prior asset sales, except such cash, property or assets as are required for paying or making reasonable provision for the claims and obligations of the Company as described in paragraph (b) above. It is anticipated that such distribution shall occur as a one time distribution, although it may occur in a series of distributions. Subject to the foregoing, such distributions shall be in cash.

          5.   The total distribution of the assets of the Company to the Stockholders pursuant to the provisions hereof shall be in complete redemption and cancellation of all of the outstanding Common Stock of the Company. As a condition to receipt of a final distribution to the Stockholders, the Board of Directors, in its sole and absolute discretion, may require the Stockholders to (i) surrender their certificates evidencing the
Common Stock to the Company or its agent for recording of such distributions thereon or (ii) furnish the Company with evidence satisfactory to the Board of Directors of the loss, theft or destruction of their certificates evidencing the Common Stock, together with such surety bond or other security or indemnity as may be required by and satisfactory to the Board of Directors ("Satisfactory Evidence and Indemnity"). The Company will finally close its stock transfer books and discontinue recording transfers of Common Stock on the earliest to occur of (i) the close of business on the record date fixed by the Board of Directors for the final liquidating distribution, or (ii) the date on which the Company ceases to exist under the DGCL (following any post-dissolution continuation period thereunder), and thereafter certificates representing Common Stock will not be assignable or transferable on the books of the Company except by will, intestate succession, or operation of law.

          6.   If any distribution to a Stockholder cannot be made, whether because the Stockholder cannot be located, has not surrendered its certificates evidencing the Common Stock as required hereunder or for any other reason, the distribution to which such Stockholder is entitled shall be transferred, at such time as the final liquidating distribution is made by the Company, to the official of such state or other jurisdiction authorized by applicable law to receive the proceeds of such distribution. The proceeds of such distribution shall thereafter be held solely for the benefit of and for ultimate distribution to such Stockholder as the sole equitable owner thereof and shall be treated as abandoned property and escheat to the applicable state or other jurisdiction in accordance with applicable law. In no event shall the proceeds of any such distribution revert to or become the property of the Company.

          7.   After the Adoption Date, the officers of the Company shall, at such time as the Board of Directors, in its sole and absolute discretion, deems necessary, appropriate or desirable, make such filings and pay such taxes as shall be necessary, or desirable, prior to the dissolution of the Company, including any franchise taxes or sale taxes owed to the State of Delaware, or the appropriate authority in any other state in which the Company is qualified to transact business and obtain any certificates from such state authorities. At any time after the Adoption Date, the Company shall file with the Secretary of State of the State of Delaware a Certificate of Dissolution (the
"Certificate of Dissolution") in accordance with the requirements of the DGCL.

          8.   Adoption of this Plan by the Stockholders shall constitute the approval of the Stockholders of the sale, exchange or other disposition in liquidation of all of the remaining property and assets, if any, of the Company, whether such sale, exchange or other disposition occurs in one transaction or a series of transactions. In connection with and for purposes of implementing and assuring completion of this Plan, the Company may, in the absolute discretion of the Board of Directors, pay any brokerage, agency, professional and other fees and expenses of persons rendering services to the Company in connection with the collection, sale, exchange or other disposition of the Company's remaining property and assets, if any, and the implementation of the Plan, including the payment or reimbursement to Humphrey Oil Corporation or certain expenses or costs incurred in providing services or benefits to the Company.

          9.   In connection with and for the purpose of implementing and assuring completion of this Plan, the Company may, in the absolute discretion of the Board of Directors, pay to the
Company's officers, directors, employees, agents and representatives, or any of them, compensation or additional compensation above their regular compensation, in money or other property, in recognition of any extraordinary efforts they, or any of them, may be required to undertake, or actually undertake, in connection with the implementation of this Plan. Adoption of this Plan by a majority of the Common Stock entitled to vote, shall constitute the approval of the Company's Stockholders of the payment of any such compensation.

          10.   Notwithstanding authorization or consent to this Plan and the transactions contemplated hereby by the Stockholders, the Board of Directors may modify, amend or abandon this
Plan and the transactions contemplated hereby without further action by the Stockholders, but only to the extent permitted by the DGCL.

          11.   The Board of Directors of the Company is hereby authorized, without further action by the Stockholders, to do and perform or cause the officers of the Company to do and perform, any and all acts, and to make, execute, deliver or adopt any and all agreements, resolutions, conveyances, certificates and other documents of every kind which are deemed necessary, appropriate or desirable, in the absolute discretion of the
Board of Directors, to implement this Plan and the transactions contemplated hereby, including, without limiting the foregoing, (a) sell, dispose, convey, transfer, and deliver the assets of the Company, (b) to satisfy or provide for the satisfaction of the obligations of the Company, (c) to distribute all of the assets of the Company to which Stockholders or for their benefit to the extent provided above, (d) to dissolve the Company in accordance with the laws of the State of Delaware and cause its withdrawal from all jurisdictions in which it is authorized to do business, and (e) prepare and consummate all filings or acts required by any state or federal law or regulation to wind up its affairs.

          12.   The Company shall indemnify each of its directors, officers and employees, and may, in the absolute discretion of the Board of Directors, indemnify its agents, trustees, escrow agents and any other advisor engaged by the Company (the words "he", "his," "him," and "person" being used hereafter in this paragraph to refer to such indemnified person and entity), against all liabilities and expenses, including amounts paid in satisfaction or judgments in compromise or as fines and penalties, and counsel fees, reasonably incurred by him in connection with the defense or disposition of any action, suit or other proceeding by the Company or any other person, whether civil or criminal, in which he may be involved or with which he may be threatened, while in office or while engaged by the Company or thereafter and whether in connection with the liquidation of the Company or otherwise, by reason of his being or having been such a director or trustee, director, officer, employee or agent, except with respect to any matter as to which (i) his action or failure to act was material to the cause of action so adjudicated and was committed in bad faith or was the result of active and deliberate dishonesty, (ii) he actually received an improper benefit in money, property or services, or (iii) in the case of any criminal action or proceeding, he had reasonable cause to believe his action or failure to act was unlawful; provided, however that as to any proceeding by or in the right of the Company, indemnification may not be made in respect to any proceeding in which such director or trustee, director, officer, employee or agent, shall have been adjudicated to be liable to the Company. The
Board of Directors may make advance payments in connection with the indemnification under this paragraph, provided that the indemnified director, trustee, officer, employee or agent shall have given a written affirmation of his good faith belief that he meets the standard of conduct necessary for indemnification. In the event that the Company's assets are insufficient to satisfy its indemnification obligation hereunder, the Stockholders shall indemnify the person entitled to indemnification hereunder to the extent allowable by law and to the extent any distributions received by such Stockholders exceed the amount which properly could have been distributed. The foregoing indemnification provision shall survive the liquidation and termination of the
Company. The rights accruing to any director, officer and employee or, if applicable, any trustee or agent, under this Section 11 shall not exclude any other right to which he may be lawfully entitled.

          13.   This Plan and the terms hereof shall be interpreted and construed under the laws of the State of Delaware.